Exhibit 10.1

Execution Version

February 22, 2013

HEICO Corporation
3000 Taft Street
Hollywood, FL 33021

Re: Amendment to Credit Agreement

Ladies and Gentlemen:
Reference is made to that certain Revolving Credit Agreement, dated as of December 14, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), by and among HEICO CORPORATION, a Florida corporation (the “Borrower”), the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank and as swingline lender and WELLS FARGO BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., in their capacity as co-syndication agents.

At your request and subject to your agreement to the terms and conditions of this letter agreement (evidenced by your signature below), effective as of the date hereof, (a) Section 7.2 of the Credit Agreement is hereby amended by adding “(j)    Liens securing the Obligations and other Indebtedness permitted under Section 7.1(j) to the extent such Indebtedness is secured equally and ratably to the Obligations” to the end of such Section and (b) Section 7.11 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

Section 7.11    Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to its Capital Stock, to make or repay loans or advances to the Borrower or any other Subsidiary Loan Party, to guarantee Indebtedness of the Borrower or any other Subsidiary Loan Party or to transfer any of its property or assets to the Borrower or any Subsidiary Loan Party of the Borrower; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document, existing operating agreements or shareholders’ agreements in respect of non-wholly owned entities (in the case of this clause, each as in effect on the date hereof), or agreements governing Indebtedness permitted under Section 7.1(h) to the extent that such restrictions or conditions apply only to the non-wholly owned Subsidiary incurring such Indebtedness, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary Loan Party pending such sale, provided such restrictions and conditions apply only to the Subsidiary Loan Party that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (v) clause (a)

shall not apply to restrictions or conditions imposed by any agreement relating to unsecured Indebtedness permitted under Section 7.1(j), so long as such restrictions or conditions permit the Liens contemplated by Section 5.9 (which consent may be conditioned upon the Indebtedness permitted under Section 7.1(j) being secured equally and ratably to the Obligations) and (vi) this Section 7.11 shall not apply to agreements relating to Investments in joint ventures, equity investments or non-wholly owned Subsidiaries made in compliance with Section 7.4.

This amendment is limited solely to the specific matter listed above and shall not be deemed to be a waiver of any Default or Event of Default or an amendment of any other provision of the Credit Agreement or other Loan Documents. The Credit Agreement shall remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of Borrower. This letter shall be governed by, and construed in accordance with the internal laws (and not the laws of conflicts) of the State of Florida and all applicable laws of the United States of America. The Borrower agrees to pay on demand all reasonable and documented costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent in connection with this letter and the transactions contemplated hereby. This letter constitutes the entire understanding of the parties hereto and supersedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof. This letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of executed signature pages to this letter by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart thereof.

[Signature page follows]

Very truly yours,

SUNTRUST BANK, as a Lender

By:    /s/ JENNIFER SMITH
Name:    Jennifer Smith
Title:    Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ GREGORY ROLL
Name:    Gregory Roll
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

BANK OF AMERICA, N.A., as a Lender

By:    /s/ DAVID GUTIERREZ
Name:    David Gutierrez
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ JOSE MAZARIEGOS
Name:    Jose Mazariegos
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ JAMES E. DAVIS
Name:    James E. Davis
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ MICHAEL P. DICKMAN
Name:    Michael P. Dickman
Title:    Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

RBS CITIZENS, N.A., as a Lender

By:    /s/ DONALD WRIGHT
Name:    Donald Wright
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

SYNOVUS BANK, as a Lender

By:    /s/ MICHAEL SAWICKI
Name:    Michael Sawicki
Title:    Corporate Banking

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ PATRICK COWAN
Name:    Patrick Cowan
Title:    Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ ANTJE B. FOCKE
Name:    Antje B. Focke
Title:    Senior Underwriter

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

SABADELL UNITED BANK, N.A.,
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:    /s/ JOHN A. MARIAN
Name:    John A. Marian
Title:    Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

MERCANTIL COMMERCEBANK, N.A.,
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

FLORIDA COMMUNITY BANK N.A.,
as a Lender

By:    /s/ JONATHAN SIMOENS
Name:    Jonathan Simoens
Title:    Senior Vice President

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

Acknowledged and Agreed to by:

BORROWER:

HEICO CORPORATION

By:    /s/ CARLOS L. MACAU, JR.
Name:    Carlos L. Macau, Jr.
Title:    Chief Financial Officer and Treasurer

SUBSIDIARY LOAN PARTIES:

16-1741 PROPERTY, INC.
3D ACQUISITION CORP.
3D PLUS U.S.A., INC.
ACTION RESEARCH CORPORATION
AD HEICO ACQUISITION CORP.
AERODESIGN, INC.
AIRCRAFT TECHNOLOGY, INC.
ANALOG MODULES, INC.
ARGER ENTERPRISES, INC.
ATK ACQUISITION CORP.
AVIATION ENGINEERED SERVICES CORP.
AVIATION FACILITIES, INC.
BATTERY SHOP, L.L.C.
BLUE AEROSPACE LLC
CONNECTRONICS CORP.
CONXALL CORPORATION
CSI AEROSPACE, INC.
DB CONTROL, CORP.
DEC TECHNOLOGIES, INC.
DE-ICING INVESTMENT HOLDINGS CORP.
DIELECTRIC SCIENCES, INC.
DUKANE SEACOM, INC.
DYNATECH ACQUISITION, CORP.
EMD ACQUISITION CORP.
ENGINEERING DESIGN TEAM, INC.
FERRISHIELD, INC.
FUTURE AVIATION, INC.
HEICO AEROSPACE CORPORATION
HEICO AEROSPACE PARTS CORP.
HEICO EAST CORPORATION
HEICO ELECTRONIC TECHNOLOGIES CORP.
HEICO FLIGHT SUPPORT CORP.
HEICO PARTS GROUP, INC.
HNW BUILDING CORP.
HNW 2 BUILDING CORP.
HVT GROUP, INC.

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]

INERTIAL AIRLINE SERVICES, INC.
IRCAMERAS LLC
JA ENGINEERING I CORP.
JA ENGINEERING II CORP.
JET AVION CORPORATION
JETSEAL, INC.
LEADER TECH, INC.
LPI INDUSTRIES CORPORATION
LUMINA POWER, INC.
MCCLAIN INTERNATIONAL, INC.
MCCLAIN PROPERTY CORP.
MEREDIAN INDUSTRIAL, INC.
NIACC-AVITECH TECHNOLOGIES, INC.
NORTHWINGS ACCESSORIES CORP.
PRIME AIR, LLC
RADIANT POWER CORP.
RAMONA RESEARCH, INC.
ROGERS-DIERKS, INC.
SANTA BARBARA INFRARED, INC.
SEAL DYNAMICS LLC
SIERRA MICROWAVE TECHNOLOGY, LLC
SUNSHINE AVIONICS, LLC
SWITCHCRAFT HOLDCO, INC.
SWITCHCRAFT, INC.
THERMAL STRUCTURES, INC.
TURBINE KINETICS, INC.

By:    /s/ CARLOS L. MACAU, JR.
Name:    Carlos L. Macau, Jr.
Title:    Chief Financial Officer and Treasurer

HEICO AEROSPACE HOLDINGS CORP.

By:    /s/ THOMAS S. IRWIN
Name:    Thomas S. Irwin
Title:    Treasurer

[SIGNATURE PAGE TO FEBRUARY 2013 AMENDMENT LETTER]